CNFR ANNUAL SHAREHOLDER MEETING MAY 15, 2019

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward- looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward- looking statements, even if new information becomes available in the future. 1

HIGHLIGHTS: 2018 & Q1 2019 CONTINUED GROWTH IN SIGNIFICANT REDUCTION BOOK VALUE OF CORE COMMERCIAL IN WIND-EXPOSED $5.14 PER SHARE BUSINESS PERSONAL LINES PREMIUM Commercial Lines was Reduced overall wind risk Does not include $1.48 of 94% of GWP for all 2018 should lead to greater DTA or $0.40 of deferred gain earnings stability on ADC Increased 6% over 2017 Adjusted Total Book Value: $7.02 per share TRANSITIONING TO PROFITABLE GROWTH 2

BUSINESS MIX: SHIFT TOWARD COMMERCIAL LINES GROSS WRITTEN PREMIUM FOR 2017 GROSS WRITTEN PREMIUM FOR 2018 Personal Lines 19.4% Personal Lines 6.4% Wind-Exposed 10.2% Wind-Exposed 2.2% Low-Value Low-Value Dwelling Dwelling 9.2% 4.1% Hospitality 52.7% Hospitality 45.5% Small Business Small Business 35.1% 40.9% Commercial Lines Commercial 80.6% Lines 93.6% 3

BUSINESS MIX: SHIFT TOWARD COMMERCIAL LINES • Commercial Lines accident year combined ratio was 96.5% GROSS WRITTEN PREMIUM FOR Q1 2019 • Substantial runway to grow in current Commercial Lines markets Personal Lines 7% • Progress to Date: Wind- • Expense Ratio improvement of 240 bps Exposed Low-Value 2.1% • Infrastructure already in place to handle Dwelling anticipated growth 4.7% • Disciplined growth: 3.7% in core Commercial Lines for Q1 2019 • Implementing steady rate increases Hospitality 45.4% Small Business 47.8% OUR FOCUS: GENERATE A CONSISTENT UNDERWRITING PROFIT, GENERATE FAVORABLE ROE Commercial Lines 93% 4

Q1 2019 RESULTS OVERVIEW Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $24.2M in Q1 2019 $30 • Commercial Lines GWP increased approximately 4% from Q1 2018 2% Increase ILLIONS Overall • Small Business segment performed well M in the period $25 $24.2M $23.7M • Commercial Lines accident year combined $1.6 ratio was 96.5% $1.9 • Personal Lines GWP decreased 16.3% from Q1 2018 – aligned with the Company’s plan to $20 focus on core lines of business • Florida homeowners business was down 21% • Overall GWP increase of 2% from Q1 2018 $15 Net Earned Premium: $21.8 $22.6 • NEP was $21.7M in Q1 2019, a 9% decrease due $10 to lower written premiums in personal lines • Commercial Lines NEP saw a slight increase to $20.7M for Q1 2019, compared to $20.1M $5 in Q1 2018 • Personal Lines NEP decreased 73.1% in Q1 2019 $0 Q1 2018 Q1 2019 Commercial Lines Personal Lines 5

ANNUAL GROSS WRITTEN PREMIUM $140 • Total gross written premium was $104 million as of December 31, 2018 ILLIONS M $120 • Net Earned Premium – up 2.3% for 2018 • Factors driving Net Earned Premium $22.2 $100 $26.7 $6.7 growth include: • Strong commercial lines experience in hospitality & small business accounts $80 $25.6 • Particularly in commercial multi-peril $28.8 and other liability lines $60 • Achieved growth despite planned $97.7 reduction in Personal Lines, shifting $92.1 $88.2 away from wind-exposed premium $40 (particularly reducing Florida $68.2 homeowners exposure) $55.1 $20 $0 2014 2015 2016 2017 2018 Commercial Lines Personal Lines 6

COMMERCIAL LINES OVERVIEW: Q1 2019 GROSS WRITTEN PREMIUM $30 3.7% ILLIONS Increase M $25 $22.6M $21.8M $20 YTD March 31, 2019 Gross Written Premium Top Five States $ in thousands $10.2 $11.6 $15 Michigan $ 5,398 23.9% Florida 4,271 18.9% Texas 1,540 6.8% $10 Pennsylvania 1,520 6.7% Ohio 1,261 5.6% All Other 8,594 38.1% $11.6 $5 $11.0 Total $ 22,584 100.0% • Commercial Lines represented roughly 93% of the premium $0 written in Q1 2019 Q1 2018 Q1 2019 • Quarter over quarter, Commercial Lines gross written premium Hospitality Small Business increased approximately 4% in Q1 2019 • Particularly strong growth in Small Business segment • Conifer continues to write Commercial Lines in all 50 states, with strong potential for growth in western states 7

PERSONAL LINES OVERVIEW: Q1 2019 GROSS WRITTEN PREMIUM $3 16.3% ILLIONS M Decrease $2 $1.9M $1.6M YTD March 31, 2019 Gross Written Premium $2 Top Five States $ in thousands $1.0 Texas $ 578 35.4% Indiana 456 28.0% $1.1 $1 Florida 370 22.7% Illinois 134 8.2% Louisiana 56 3.4% All Other 38 2.3% $1 $0.9 Total $ 1,632 100.0% $0.5 • Personal Lines production was approximately 7% of total premium $0 in Q1 2019 Q1 2018 Q1 2019 • Continuing efforts to reduce wind exposure overall: Wind-Exposed Low-Value Dwelling • Decrease in wind-exposed homeowners, down 47% in Q1 2019 • Florida assumption business non-renewal was completed in February 2019 • Growth prospects in low-value dwelling segment 8

RESULTS OVERVIEW: COMBINED RATIO • Continued focus on core commercial lines will help drive overall combined ratio improvement • YE 2018: 94% of total premiums were from core commercial business • Q1 2019: 93% of total premiums were from core commercial business • Commercial Lines combined ratio was 100.9% in Q1 2019 • Personal Lines combined ratio was 253.6% in Q1 2019 • Expecting growth in both hospitality and small business programs in 2019 1400 basis point 1500 basis point 126.0% improvement 123.0% improvement 112.3% 108.1% 79.2% 77.4% 66.4% 66.5% 46.8% 45.9% 45.6% 41.6% YE 2017 YE 2018 Q4 2018 Q1 2019 Expense Ratio Loss Ratio Expense Ratio Loss Ratio 9

RESULTS OVERVIEW: LOSS RATIO • For YE 2018, the consolidated loss ratio was 66.4% • Commercial Lines loss ratio was 63.6% • Personal Lines loss ratio was 88.4% • For Q1 2019, the consolidated loss ratio was 66.5% • Commercial Lines loss ratio was 60.5% • Personal Lines loss ratio was 187.5% • Continued focus on solidly performing core Commercial Lines • Ongoing trend of shifting away from wind-exposed Personal Lines premium 1300 basis point 1100 basis point improvement improvement 79.2% 77.4% 66.4% 66.5% YE 2017 YE 2018 Q4 2018 Q1 2019 10

RESULTS OVERVIEW: EXPENSE RATIO • Quarterly expense ratio impacted by repositioning / lower premiums on Personal Lines • Expense ratio in 2018 was 45.9%  2018 and Q1 2019 expense ratios were impacted by lower NEP from the Company’s strategic business mix redistribution • Ongoing efforts to reduce expense ratio are beginning to show results:  Expense ratio in Q1 2019 was 41.6%  400 basis point improvement from Q4 2018 90 basis point 400 basis point improvement improvement 46.8% 45.9% 45.6% 41.6% YE 2017 YE 2018 Q4 2018 Q1 2019 11

FINANCIAL RESULTS: CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $42.9 million • $1.88 not reflected in book value: • $1.48 per share full valuation allowance against deferred tax assets • $0.40 per share deferred gain on ADC, net of tax • Book value of $5.14 as of quarter ended March 31, 2019; up from $4.97 at 2018 year-end SUMMARY BALANCE SHEET March 31, 2019 December 31, 2018 $ in thousands Cash and Invested Assets $ 154,575 $ 150,894 Reinsurance Recoverables 34,118 34,745 Goodwill and Intangible Assets 985 985 Total Assets $ 238,148 $ 232,752 Unpaid Losses and Loss Adjustment Expenses 93,966 92,807 Unearned Premiums 51,519 52,852 Debt 34,583 33,502 Total Liabilities $ 195,233 $ 190,589 Total Shareholders' Equity $ 42,915 $ 42,163 12

LOOKING AHEAD: FOCUSED ON BOTTOM LINE RESULTS • By exiting wind-exposed Personal Lines, we see reduced volatility and exposure • Stay focused on growing our core Commercial Lines (with available runway to do so) • Generate a clear pathway to shareholder profits going forward IMPROVED BUSINESS MIX COMBINED RATIO OPPORTUNITIES PRODUCES RESULTS IMPROVEMENT FOR GROWTH Commercial Lines 15% improvement from Committed to disciplined business leading the way – YE 2017 to YE 2018 growth in specialty markets represented 94% of overall to generate positive business mix in 2018 Expect continued underwriting results improvement over time FOCUS: INCREASE PROFITABILITY FOR CNFR SHAREHOLDERS IN 2019 AND BEYOND 13

ORGANIZATIONAL OVERVIEW: CORPORATE STRUCTURE CONIFER HOLDINGS, INC. Insurance Holding Company MI Domicile Incorporated: 10/27/2009 CONIFER INSURANCE WHITE PINE INSURANCE SYCAMORE INSURANCE RED CEDAR COMPANY COMPANY AGENCY INSURANCE COMPANY DBA Blue Spruce Underwriters Property & Casualty Property & Casualty Insurance Agency Pure Captive Insurance Company Insurance Company Insurance Company 100% owned by CHI 100% owned by CHI 100% owned by CHI 100% owned by CHI MI Domicile MI Domicile MI Domicile DC Domicile Acquired: 12/21/2009 Acquired: 12/28/2010 Created: 5/9/2012 Formed: 10/12/2011 DBA: 10/8/2015 VENTURE AGENCY HOLDINGS, INC. 50% owned by SIAI 50% owned by JB MI Domicile Created: 12/29/2013 15

ORGANIZATIONAL OVERVIEW: CONIFER HOLDINGS, INC. AT A GLANCE Conifer Holdings, Inc. is a Michigan-based property and casualty holding company. Through its subsidiaries, Conifer offers specialty insurance coverage for both commercial and personal lines, marketing through independent agents in all 50 states. The Company’s common stock is traded on the NASDAQ Global Market under the symbol CNFR, and its listed public debt is traded under the symbol CNFRL. • Corporate Headquarters Created to provide customized insurance products for regional Birmingham, MI commercial and personal lines insureds underserved by large national and international insurance companies • Focus on niche specialty markets in hospitality, small commercial and low-value dwelling products Somerset, PA • Proven management team and employee base with cross- Brentwood, TN discipline experience North Charleston, SC • Supported by reinsurers with “A-” or better ratings Jacksonville, FL Orlando, FL Miami, FL Admitted vs. E&S Line of Business Class of Business Personal Wind Lines Low-Value Exposed 6% Dwelling 2% 4% Excess & Admitted Surplus Business Small Lines 48% Business 52% 41% Hospitality Commercial 53% Lines 94% YTD 12/31/2018 | GWP: $104.4M 16

CORPORATE OVERVIEW: OUR COMPANIES Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Our vertically integrated MGA, Sycamore Insurance Company, is available to retail agents in need of a conduit to access our E&S states. PROGRAM PORTFOLIO Conifer Insurance Company • Founded in 2009 Hospitality • Licensed in 49 States (Exc. NY) • E&S in 45 States, Admitted in 4 (MI, IL, IN, SD) Liquor Liability White Pine Insurance Company • Licensed & Admitted in 42 States Security Guards, Alarm Contractors & Private Investigators Quick Service Restaurants Sycamore Insurance Agency • Wholly owned MGA • Acts as a conduit for retail agents to access and write E&S policies • Facilitates specialty programs and markets on a select basis Workers’ Compensation Blue Spruce Underwriters Cannabis • Specializes in Quick Service (QSR) and Casual Dining Restaurants • Available in all 50 states Specialty Homeowners Venture Agency • Specializes in security, alarm and private investigator risks • Available in all 50 states 17

Q1 2019 INVESTMENT PORTFOLIO • Net Investment Income for Q1 2019: $910k • 13.5% increase over Q1 2018 DEBT SECURITY PORTFOLIO ALLOCATION • Highly liquid portfolio of investment grade debt securities CMO / RMBS 1.7% • Total cash & investment securities of $154.6M CMBS U.S. at March 31, 2019: 4.2% • Average duration: 3.4 years Government Obligations • Average tax-equivalent yield: ~2.8% 12.2% • Average credit quality: AA MBS 22.6% State & Local Governments DEBT SECURITY PORTFOLIO 14.1% CREDIT RATING $ in thousands March 31, 2019 Fair Value % of Total AAA $ 33,495 27.0% AA 57,066 46.0% Corporate Debt A 17,368 14.0% ABS 26.3% BBB 14,887 12.0% 18.9% BB 1,241 1.0% NR -- -- TOTAL DEBT $ 124,057 100% SECURITIES 18

REINSURANCE PROGRAM REVIEW  All reinsurers across all treaties are rated A- or better CIC / WPIC CIC / WPIC Commercial Property Per Risk Homeowners Property Per Risk Casualty Reinsurance Treaties Property-CAT Reinsurance Treaties Reinsurance Treaty Reinsurance Treaty Effective 01/01/2019 to 01/01/2020 All layers 06/01/2018 to 06/01/2019 Effective 01/01/19 to 01/01/20 Effective 01/01/19 to 01/01/20 $100,000,000 $3,000,000 $20,000,000 25% Conifer – $4,000,000 Work Comp / $80,000,000 Casualty Clash Property Per Risk $10,000,000 Property $40,000,000 Work Comp / Casualty Clash $2,000,000 $20,000,000 Property Per $2,000,000 Risk Work Comp / Casualty Clash $1,000,000 Multi-Line $1,000,000 Excess of Loss Work Property Comp / Casualty $4,000,000 $400,000 $300,000 Clash $400,000 $300,000 Retention Retention Retention Retention 19

ORGANIZATIONAL OVERVIEW: BOARD OF DIRECTORS Jim Petcoff is the Chairman and Chief Executive Officer of Conifer Holdings, Inc. Mr. Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company. JAMES G. PETCOFF Mr. Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Chairman, Insurance Group in 2008. CEO & Founder Mr. Petcoff has a B.A. from Michigan State University, a M.B.A. from University of Detroit and a J.D. from University of Detroit School of Law. His extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. Nick Petcoff is a Director and Executive Vice President of Conifer Holdings, Inc. He oversees the Company's commercial lines underwriting and marketing, reinsurance, claims and information technology functions. NICHOLAS J. PETCOFF Mr. Petcoff has been with the Company since 2009 and has over 14 years of experience in the insurance industry. Prior to joining Conifer, Mr. Petcoff served as Underwriting Manager of Personal Lines and Vice President of Director & Home Pointe Insurance Company. Executive Vice President Mr. Petcoff has a B.B.A. from the University of Notre Dame and a M.B.A. from Loyola University Chicago. His unique expertise in the areas of underwriting and treaty reinsurance allows the company to readily understand and conceptualize market needs. Andrew D. Petcoff is a Director and Senior Vice President for Conifer Holdings, Inc. He is also President of Sycamore Insurance Agency, a wholly owned Conifer subsidiary. ANDREW D. PETCOFF Mr. Petcoff has primary responsibility over select underwriting lines, reinsurance, marketing and all agency development for the Company. He has been with the Company since 2009 and has over 13 years of experience in Director & the insurance industry. Senior Vice President Mr. Petcoff earned a B.A. from Mount St. Mary's University and M.B.A. from Loyola University Maryland. A broad range of functional expertise in underwriting, marketing, reinsurance, and claims equips Mr. Petcoff with the insight and understanding to sustainably cultivate business with the greatest net effect. 20

ORGANIZATIONAL OVERVIEW: BOARD OF DIRECTORS (CONTINUED) Jeff Hakala is the Chief Executive Officer and Chief Investment Officer of Clarkston Capital Partners, an investment management firm based in Bloomfield Hills, Michigan. Prior to Mr. Hakala co-founding Clarkston Capital Partners in 2007, he served as a portfolio manager for multiple investment management firms and also worked in public accounting. JEFFREY A. HAKALA Mr. Hakala was elected to the Conifer Holdings, Inc. Board of Directors in 2018. In addition, Mr. Hakala serves Director as the Chairman of Clarkston Financial Corporation and its wholly owned subsidiary Clarkston State Bank. Mr. Hakala holds a B.A. in accounting and M.B.A. from Michigan State University and is both a Chartered Financial Analyst and a registered Certified Public Accountant. Mr. Hakala’s over 20 years of experience in portfolio investment management and public accounting brings inimitable investment strategy and financial expertise to the Board. John W. Melstrom is a founder and Partner Emeritus of Fenner, Melstrom and Dooling, a Birmingham, Michigan C.P.A. firm. With over 50 years as a practicing C.P.A. and a serial entrepreneur, Mr. Melstrom has broad knowledge and experience in multiple businesses and has served in various capacities as owner, advisor, counselor or director. JOHN W. MELSTROM Throughout his career, Mr. Melstrom has served, often in the leadership role of Chairman or Vice Chairman, on Director multiple boards, both public and private and has been active in his community by serving on multiple civic or charitable boards. Mr. Melstrom was elected to the Board of Directors of Conifer Holdings, Inc in 2019. Mr. Melstrom received his Bachelor of Science degree in accounting from Michigan State University in 1963 and is a practicing Certified Public Accountant licensed in the State of Michigan. Jorge Morales has nearly 30 years of experience in the staffing industry, holding various positions including founder, owner and President of multiple staffing organizations. Mr. Morales owned and also served as the Chief Executive Officer of CNI, Inc., an automotive supplier specializing in quality interior trim products, for 18 years until his retirement from the company in 2016. JORGE MORALES Mr. Morales was elected to the Conifer Holdings, Inc. Board of Directors in 2010 and named the Chair of the Director Compensation Committee in 2015. He previously served on the Board of Directors of North Pointe Holdings Corp., a Nasdaq listed, US-based P&C insurance company, prior to its sale to QBE Insurance Group in 2008. Mr. Morales has a B.A. from Oakland University. Mr. Morales’ executive management experience across a broad range of industries brings important expertise regarding operational and management issues considered by our Board. 21

ORGANIZATIONAL OVERVIEW: BOARD OF DIRECTORS (CONTINUED)

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| ISOLDE O'HANLON<br>Director | Isolde O'Hanlon currently serves as principal of Insurance Consulting Associates, a firm she founded to provide M&A and Capital Advisory services to insurance carriers, brokers and service providers. She also provides advice to private equity and pension funds who are evaluating investments in the sector.<br>Ms. O'Hanlon was elected to the Conifer Holdings, Inc. Board of Directors in 2017.<br>Ms. O'Hanlon received an A.B. in Economics from Smith College. With 25 plus years of experience in the Insurance Investment Banking field, Her expertise serving small to mid-cap insurance clients in strategic advisory and capital-raising is a valuable addition to the Board. |
| JOSEPH D. SARAFA<br>Director | Joe Sarafa has over 30 years of experience as a practicing attorney and is the co-owner of a property management and development company in Michigan. Since 2010, Mr. Sarafa has been a partner with the firm Moothart & Sarafa, PLC<br>Mr. Sarafa was elected to the Conifer Holdings, Inc. Board of Directors in 2012 and named the Chair of the Nominating and Corporate Governance Committee in 2015. Mr. Sarafa is very involved in the community, serving multiple businesses and charitable organizations in various capacities over the years and currently serves on multiple boards in an array of industries.<br>Mr. Sarafa has a B.S. from the University of Michigan and a J.D. from the University of Detroit - School of Law. He was admitted to the State Bar of Michigan in 1983 and has practiced law for 32 years. His legal experience and years of providing counsel to a broad range of industries brings important expertise in the areas of governance, compliance, and regulatory issues to the Board. |
| RICHARD JAMISON WILLIAMS, JR.<br>Director | Rick Williams is a founder and Managing Partner of Williams, Williams, Rattner & Plunkett, P.C. and has over 45 years of experience as a practicing attorney specializing in business law. Mr. Williams was elected to the Conifer Holdings, Inc. Board of Directors in 2009. He is a Director of a number of companies including Penske Corporation, Clarke Power Services and Green Optics.<br>Mr. Williams' civic responsibilities include acting as Chairman of the Board of Michigan Opera Theatre, and serving on the Boards of Trustees of Cranbrook Educational Community, Detroit Symphony Orchestra and Beaumont Hospital.<br>Mr. Williams brings extensive experience in a wide variety of transactions and his legal judgment and experience assists our Board in its consideration of various governance and strategic issues. |

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# ORGANIZATIONAL OVERVIEW: EXECUTIVE MANAGEMENT

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| **JAMES PETCOFF**<br>Chairman, CEO & Founder | As Chairman & Chief Executive Officer of Conifer Holdings, Inc., Jim Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company.<br>Mr. Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience, including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Holdings Inc. in 2008.<br>Mr. Petcoff's extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. |
| **BRIAN RONEY**<br>President | As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has over 20 years of experience in the insurance industry.<br>Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 30 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses.<br>Mr. Roney's prior experience as the CFO, EVP and Treasurer of multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. |
| **NICHOLAS PETCOFF**<br>Executive Vice President & Director | As Director and Executive Vice President of Conifer Holdings, Inc., Nick Petcoff oversees the Company's commercial lines underwriting and marketing, reinsurance, claims and information technology functions.<br>Mr. Petcoff has been with the Company since 2009 and has over 14 years of experience in the insurance industry.<br>Mr. Petcoff's unique expertise in the areas of underwriting, claims and treaty reinsurance directs our company's overall strategies and allows the company to readily understand and conceptualize market needs and grow the business. |
| **ANDREW PETCOFF**<br>Senior Vice President & Director | As Director and Senior Vice President for Conifer Holdings, Inc., Andy Petcoff has primary responsibility over select underwriting lines, reinsurance, marketing and all agency development for the Company.<br>Mr. Petcoff is also President of Sycamore Insurance Agency, a wholly owned Conifer subsidiary. He has been with the Company since 2009 and has over 10 years of experience in the insurance industry.<br>A broad range of functional expertise in underwriting, marketing, reinsurance, and claims equips Mr. Petcoff with the insight and understanding to sustainably cultivate business with the greatest net effect. |
| **HAROLD MELOCHE**<br>Chief Financial Officer & Treasurer | As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting, finance and reserves.<br>Mr. Meloche has been with the Company since 2013 and has over 23 years of experience in the insurance industry.<br>Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company's financial leadership team. |

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